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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 27, 1998

                   AMRESCO Residential Securities Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                   333-30759-03                 75-2620414
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

   700 North Pearl Street
    Suite 2400, LB #342
       Dallas, Texas                                              75201-7424
   (Address of Principal                                          (Zip Code)
     Executive Offices)

         Registrant's telephone number, including area code (214) 953-7700

                                    No Change
          (Former name or former address, if changed since last report)

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

Item 5.  Other Events.

      In connection with the offering of AMRESCO Residential Securities Corporation Mortgage Loan Pass-Through Certificates, Series 1998-2, described in a Prospectus Supplement dated as of May 1998, certain term sheets and "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

      99.1 Computational Materials and ABS Term Sheets of Prudential Securities Incorporated relating to the Offered Certificates.

      99.2 Computational Materials and ABS Term Sheets of Credit Suisse First Boston relating to the Offered Certificates.

      99.3 Computational Materials and ABS Term Sheets of Deutsche Morgan Grenfell relating to the Offered Certificates.

      99.4 Computational Materials and ABS Term Sheets of Morgan Stanley Dean Witter relating to the Offered Certificates.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor

                                     By:   /s/ Ronald B. Kirkland
                                        ----------------------------------------
                                        Name:  Ronald B. Kirkland
                                        Title: Vice President and
                                               Chief Accounting Officer

Dated: May 29, 1998

                                  EXHIBIT INDEX

     Exhibit No.    Description                                        Page No.

        99.1        Computational Materials and ABS Term Sheets of
                    Prudential Securities Incorporated relating to
                    the Offered Certificates.                           _______

        99.2        Computational Materials and ABS Term Sheets of
                    Credit Suisse First Boston relating to the
                    Offered Certificates.                               _______

        99.3        Computational Materials and ABS Term Sheets of
                    Deutsche Morgan Grenfell relating to the Offered
                    Certificates.                                       _______

        99.4        Computational Materials and ABS Term Sheets of
                    Morgan Stanley Dean Witter relating to the Offered
                    Certificates.                                       _______